Exhibit 99.1

For more information:

Catalyst Bancorp, Inc.

Joe Zanco, President and CEO

(337) 948-3033

Lakeside Bancshares, Inc.

Roy Raftery, President and CEO

(337) 474-3766

For Immediate Release

Release Date: June 26, 2026

Catalyst Bancorp, Inc. and Lakeside Bancshares, Inc. Announce

Shareholder and Regulatory Approvals for Pending Mergers

Opelousas, Louisiana – Catalyst Bancorp, Inc. (Nasdaq: “CLST”) (“Catalyst”), the parent company for Catalyst Bank (www.catalystbank.com), and Lakeside Bancshares, Inc. (OTC Markets: “LKSB”) (“Lakeside”), the parent company for Lakeside Bank, announced today that Lakeside shareholders have approved the pending merger with Catalyst and all required regulatory approvals have been obtained with respect to the previously announced mergers.

The mergers are expected to close on or about July 14, 2026, subject to the satisfaction or waiver of closing conditions.

About Catalyst Bancorp, Inc.

Catalyst Bancorp, Inc. (Nasdaq: CLST) is a Louisiana corporation and registered bank holding company for Catalyst Bank, its wholly-owned subsidiary, with $288.5 million in assets at March 31, 2026. Catalyst Bank, formerly St. Landry Homestead Federal Savings Bank, has been in operation in the Acadiana region of south-central Louisiana since 1922. With a focus on fueling business and improving lives throughout the region, Catalyst Bank offers commercial and retail banking products through our six full-service branches located in Carencro, Eunice, Lafayette, Opelousas, and Port Barre. To learn more about Catalyst Bancorp and Catalyst Bank, visit www.catalystbank.com, or the website of the Securities and Exchange Commission, www.sec.gov.

About Lakeside

Lakeside Bancshares, Inc. is a Louisiana corporation and registered bank holding company for Lakeside Bank, its wholly-owned subsidiary. Lakeside Bank is a Louisiana banking corporation and began operations on July 10, 2010 as a full-service financial institution. In February 2018, Lakeside Bancshares, Inc. (OTC Markets: “LKSB”) was formed for the purpose of becoming the holding company of Lakeside Bank by a stock exchange.

Forward-looking Statements

This news release contains, and the officers and directors of Catalyst and its subsidiary may from time to time make, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties.

Catalyst cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statements.  Such forward-looking statements include but are not limited to statements about the benefits of the proposed mergers involving Catalyst and Lakeside and their subsidiaries, including future financial and operating results; statements about Catalyst’s plans, objectives, expectations and intentions; statements about the expected timing of completion of the proposed mergers; and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: (i) the risk that a condition to closing may not be satisfied; (ii) the timing to consummate the proposed mergers; (iii) the risk that the businesses will not be integrated successfully; (iv) the risk that the cost savings and any other synergies from the proposed merger may not be fully realized or may take longer to realize than expected; (v) disruption from the proposed mergers making it more difficult to maintain relationships with customers, employees or vendors; (vi) the diversion of management time on issues related to the mergers; and (vii) other factors which Catalyst discusses or refers to in its reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) and other subsequent filings with the SEC, which are available on Catalyst’s website or at the SEC’s website at www.sec.gov.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. Any forward-looking statement speaks only as of the date on which it is made, and except as required by law, Catalyst expressly disclaims any obligation to update its forward-looking statements whether as a result of new information, future events or otherwise. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Catalyst or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.